EXHIBIT 10.24


                      AMENDMENT TO MEMBER CONTROL AGREEMENT
                       OF LAKERIDGE COMMUNITY CENTER, LLC


         THIS AMENDMENT ("AMENDMENT") to the Member Control Agreement of Lakeridge Community Center, LLC, a Minnesota limited liability company (the "COMPANY") is made effective as of May 31, 2002, by and among Taylor Investment Corporation, a Minnesota corporation ("TIC") and * ("*") (TIC and * are collectively the "MEMBERS").

                                    RECITALS:

         1. On or about April 1, 2002, the Members organized the Company and, in connection therewith, entered into that certain Member Control Agreement of the Company dated April 25, 2002 (the "AGREEMENT").

         2. The Members desire to amend the Agreement to correctly recite the initial capital contributions and Percentage Interests (as defined in the Agreement of the Members).

         NOW, THEREFORE, in consideration of the foregoing, the Members hereby amend the Agreement, as follows:

         1. INCORPORATION OF RECITALS; DEFINITIONS. The foregoing Recitals are incorporated as part of this Amendment as though fully set forth herein. The define terms utilized herein shall have the meanings ascribed to them in the Agreement, unless otherwise herein defined.

         2. RESTATEMENT OF SECTION 5.1. Section 5.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

                  5.1 Initial Capital Contributions; Percentage Interests. Each Member has contributed to the capital of the Company the amounts specified below as the Member's initial capital contribution, and shall be credited with the following Percentage Interests and other rights:

                           a. TIC has contributed $200,000.00 in cash. TIC shall be credited with a Percentage Interest of 66.67%.

                           b.       * has contributed $100,000.00 in cash.
                                    * shall be credited with a Percentage
                                      Interest of 33.33%.

         3. NO FURTHER AMENDMENT. Except as amended hereby, the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned hereby make this Amendment effective as of the date first written above.

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                                        TAYLOR INVESTMENT CORPORATION, a
                                        Minnesota corporation


                                        By: /s/ Philip C. Taylor
                                           -------------------------------------
                                                Philip C. Taylor, Its President


                                        *



                                        By:
                                           -------------------------------------
                                                *
                                                Its Partner

                                        And By:
                                               ---------------------------------
                                                *
                                                Its Partner